Financial Instruments - Estimated Fair Market Values of Financial Instruments Not Carried at Fair Value in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Sep. 30, 2013
Debt Instrument Fair Value Carrying Value [Abstract]
Financing receivables, carrying amount	$ 22,294	$ 21,976	$ 21,652
Debt, carrying amount	30,833	29,866
Financing receivables, fair value	22,194	21,974
Debt, fair value	$ 31,259	$ 30,361